                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT


-------------------------------------------------------------------------------------------------
 Principal     Loan Date   Maturity   Loan No   Call   Collateral   Account   Officer   Initials
$150,000.00   09-13-2000                                  3023      121320      30
-------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: UTEK Corporation              Lender: The Bank of Tampa
          202 South Wheeler Street              Post Office Box 1
          Plant City, FL 33566                  Tampa, FL 33601-0001

================================================================================

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into between UTEK Corporation (referred to below as "Grantor"); and The Bank of Tampa (referred to below as "Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     Agreement. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time.

     Collateral. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered or appropriate book-entries made) immediately to Lender, together with all Income and Proceeds as described below:

          395978.000 shares of NuElectric Corporation CUSIP No. 670 18F 10 5

          95979.000 shares of NuElectric Corporation CUSIP No. 670 18F 10 5

          150.000 shares of Rosbon, Inc.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 2
Loan No                           (Continued)


     In addition, the word "Collateral" includes all property of Grantor, in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

          (a) All property to which Lender acquires title or documents of title.

          (b) All property assigned to Lender.

          (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.

          (d) All records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm, microfiche, or electronic media.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means UTEK Corporation, its successors and assigns.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 3
Loan No                           (Continued)


     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means The Bank of Tampa, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated September 13, 2000, in the principal amount of $150,000.00 from UTEK Corporation to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     Obligor. The word "Obligor" means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 4
Loan No                           (Continued)


GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

     Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:

     Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

     Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 5
Loan No                           (Continued)


     Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

     Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

     Collection of Collateral. Lender, at Lender's option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

     Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral;
     (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquaintance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 6
Loan No                           (Continued)


     Perfection of Security Interest. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 7
Loan No                           (Continued)


EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 8
Loan No                           (Continued)



     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

     Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     Register Securities. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT              Page 9
Loan No                           (Continued)


     Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

     Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

     Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

     Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT             Page 10
Loan No                           (Continued)


MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Hillsborough County, the State of Florida. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

09-13-2000          COMMERCIAL PLEDGE AND SECURITY AGREEMENT             Page 11
Loan No                           (Continued)


     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED
SEPTEMBER 13, 2000.

GRANTOR:

UTEK Corporation

By: /s/ Clifford M. Gross
    ------------------------------------------
    Clifford M. Gross, PHD, CEO

================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION


-------------------------------------------------------------------------------------------------
 Principal     Loan Date   Maturity   Loan No   Call   Collateral   Account   Officer   Initials
$150,000.00   09-13-2000                                  3023      121320      30
-------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: UTEK Corporation              Lender: The Bank of Tampa
          202 South Wheeler Street              Post Office Box 1
          Plant City, FL 33566                  Tampa, FL 33601-0001

================================================================================

LOAN TYPE. This is a Variable Rate (at prime rate as published daily in the Wall Street Journal, making an initial rate of 9.500%), Revolving Line of Credit Loan to a Corporation for $150,000.00 due on demand.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     / / Personal, Family, or Household Purposes or Personal Investment.

     /X/ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Funds to make investments.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $150,000.00 as follows:

         Undisbursted Funds:                            $149,025.00

         Other Charges Financed:                        $    525.00
           $525.00 Documentary Stamp tax

         Total Financed Prepaid Finance Charges:        $    450.00
           $450.00 Loan Fees
                                                        -----------
         Note Principal:                                $150,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 13, 2000.

BORROWER:

UTEK Corporation

By: /s/ Clifford M. Gross
    ------------------------------------------
    Clifford M. Gross, PHD, CEO

================================================================================

                         CORPORATE RESOLUTION TO BORROW


-------------------------------------------------------------------------------------------------
 Principal     Loan Date   Maturity   Loan No   Call   Collateral   Account   Officer   Initials
$150,000.00   09-13-2000                                  3023      121320      30
-------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: UTEK Corporation              Lender: The Bank of Tampa
          202 South Wheeler Street              Post Office Box 1
          Plant City, FL 33566                  Tampa, FL 33601-0001

================================================================================

I, the undersigned Secretary or Assistant Secretary of UTEK Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware as a corporation for profit, with its principal office at 202 South-Wheeler Street, Plant City, FL 33566, and is duly authorized to transact business in the State of Florida.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on September 13, 2000, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAME                            POSITION        ACTUAL SIGNATURE
        ----                            --------        ----------------

        Clifford M. Gross, PHD          CEO           X /s/ Clifford M. Gross
                                                        ------------------------


acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     Borrow Money. To borrow from time to time from The Bank of Tampa ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

09-13-2000                CORPORATE RESOLUTION TO BORROW                  Page 2
Loan No                           (Continued)


     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

09-13-2000                CORPORATE RESOLUTION TO BORROW                  Page 3
Loan No                           (Continued)


     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: Clifford
     M. Gross, PHD, CEO.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on September 13, 2000 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED TO AND ATTESTED BY:

                                      X /s/ Carole R. Mason
                                        ----------------------------------------
                                        Carole R. Mason Secretary

                                      X
                                        ----------------------------------------


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

                                PROMISSORY NOTE


-------------------------------------------------------------------------------------------------
 Principal     Loan Date   Maturity   Loan No   Call   Collateral   Account   Officer   Initials
$150,000.00   09-13-2000                                  3023      121320      30
-------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: UTEK Corporation              Lender: The Bank of Tampa
          202 South Wheeler Street              Post Office Box 1
          Plant City, FL 33566                  Tampa, FL 33601-0001

========================================================================================

Principal Amount: $150,000.00   Initial Rate: 9.500%    Date of Note: September 13, 2000


PROMISE TO PAY. UTEK Corporation ("Borrower") promises to pay to The Bank of Tampa ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of One Hundred Fifty Thousand & 00/100 Dollars ($150,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan immediately upon Lender's demand. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning October 13, 2000, with all subsequent interest payments to be due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the prime rate as published daily in the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 9.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 9.500% per annum. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

09-13-2000                      PROMISSORY NOTE                           Page 2
Loan No                           (Continued)


PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a regularly scheduled interest payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment. If Lender demands payment of this loan, and Borrower does not pay the loan within 10 days after Lender's demand, Borrower also will be charged 5.000% of the unpaid portion of the sum of the unpaid principal plus accrued unpaid Interest.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Hillsborough County, the State of Florida. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

09-13-2000                      PROMISSORY NOTE                           Page 3
Loan No                           (Continued)


DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by an assignment of 491,957 shares of NuElectric Corporation stock in the name of UTEK Corporation and 150 shares of Rosbon, Inc. stock in the name of UTEK Corporation.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Clifford M. Gross, PHD, CEO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems Itself insecure under this Note or any other agreement between Lender and Borrower.

FINANCIAL RECORDS. Borrower agrees to furnish Lender with annual financial records in a form acceptable to Lender within 90 days following each fiscal year end. Said financial information shall consist of a balance sheet and income statement prepared in accordance with generally accepted accounting principles, on a consistent basis, and certified by an authorized officer of the borrowing entity to be true and correct. Borrower shall also provide to Lender complete, signed, true copies of all Internal Revenue Service tax returns within 60 days of filing.

09-13-2000                      PROMISSORY NOTE                           Page 4
Loan No                           (Continued)


GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

UTEK Corporation

By: /s/ Clifford M. Gross
    ------------------------------------------
    Clifford M. Gross, PHD, CEO

================================================================================

                                                  F.R. U-1
                                                  O.M.B. No. 7100-0115
                                                  Approval expires July 31, 1998


                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
     Statement of Purpose for an Extension of Credit Secured By Margin Stock
                           (Federal Reserve Form U-1)

                               The Bank of Tampa
                          ----------------------------
                                  Name of Bank

This report is required by law (15 U.S.C. 78g and 78w; 12 CFR 221).

Public reporting burden for this collection of information is estimated to average 4.2 minutes (0.07 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington, D.C. 20503.

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and
     (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3.   Please print or type (if space is inadequate, attach separate sheet).

PART I. To be completed by borrower(s).

1.   What is the amount of the credit being extended? $150,000.00
                                                      --------------------------

2. Will any part of this credit be used to purchase or carry margin stock? / / Yes /X/ No

If the answer is "no", describe the specific purpose of the credit.
                                                                    ------------
Operating Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

Signed:                                  Signed:

--------------------------------------   ---------------------------------------
Borrower's Signature      Date           Borrower's Signature      Date

/s/ Clifford M. Gross
--------------------------------------   ---------------------------------------
Print or Type Name                       Print or Type Name
Clifford M. Gross, PhD
CEO, UTEK Corporation

                    This form should not be signed if blank.

A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation U will also violate Federal Reserve Regulation X, "Borrowers of Securities Credit."

09-13-2000                  FEDERAL RESERVE FORM U-1                      Page 2
Loan No                           (Continued)
================================================================================

PART II. To be completed by bank only if the purpose of the credit Is to purchase or carry margin securities (Part I (2) answered "yes").

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan to value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

--------------------------------------------------------------------------------
No. of                      Market price      Date and source     Total market
shares       Issue           per share         of valuation      value per issue
                                             (See note below)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

--------------------------------------------------------------------------------
Principal                   Market price      Date and source     Total market
 amount      Issue                             of valuation      value per issue
                                             (See note below)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. List other collateral including nonmargin stock securing this credit.

--------------------------------------------------------------------------------
Describe briefly            Market price      Date and source      Good faith
                                               of valuation        loan value
                                             (See note below)
--------------------------------------------------------------------------------
491,957 shares of           $2.50 per share
 NuElectric, Inc.           OTC.

150 shares of Rosbon, Inc.
--------------------------------------------------------------------------------

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

PART III. To be signed by a bank officer in all instances.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*, and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17 (f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                         Signed:

--------------------------------------   ---------------------------------------
Date                                     Bank officer's signature

--------------------------------------   ---------------------------------------
Title                                    Print or type name
                                         E. R. Bourkard, Jr., S.V.P.

*To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

  This form must be retained by the lender for at least three years after the credit is extinguished.

================================================================================

                        IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer to
                                                                        --------

--------------------------------------------------------------------------------

Please insert Social Security
or Taxpayer I.D. Number
                                ----------------------------

FOR STOCKS, COMPLETE THIS PORTION: ______________ share(s) of the ______________ stock of ________________________________________________ represented by
Certificate No. ________________, standing in the name of the undersigned on the books of said Company.

FOR BONDS, COMPLETE THIS PORTION: ________________ bond(s) of __________________
______________________________ in the principal amount of $________________,
No. ________________, standing in the name of the undersigned on the books of said Company.

The undersigned hereby irrevocably constitute and appoint ______________________ ________________ attorney to transfer the said stock or bond, as the case may be, on the books of said Company, with full power of substitution in the premises.

Dated
      ------------------------------
SIGNATURE(S) GUARANTEED BY:

                                         Signature /s/
                                                   -----------------------------
                                                    IMPORTANT - READ CAREFULLY

The signature(s) must correspond with the name(s) as written upon the face of the certificate or bond in every particular without alteration or enlargement or any change whatever, and must be guaranteed by a bank or registered securities dealer.

================================================================================

                        IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer to
                                                                        --------

--------------------------------------------------------------------------------

Please insert Social Security
or Taxpayer I.D. Number
                                ----------------------------

FOR STOCKS, COMPLETE THIS PORTION: ______________ share(s) of the ______________ stock of ________________________________________________ represented by
Certificate No. ________________, standing in the name of the undersigned on the books of said Company.

FOR BONDS, COMPLETE THIS PORTION: ________________ bond(s) of __________________
______________________________ in the principal amount of $________________,
No. ________________, standing in the name of the undersigned on the books of said Company.

The undersigned hereby irrevocably constitute and appoint ______________________ ________________ attorney to transfer the said stock or bond, as the case may be, on the books of said Company, with full power of substitution in the premises.

Dated
      ------------------------------
SIGNATURE(S) GUARANTEED BY:

                                         Signature /s/
                                                   -----------------------------
                                                    IMPORTANT - READ CAREFULLY

The signature(s) must correspond with the name(s) as written upon the face of the certificate or bond in every particular without alteration or enlargement or any change whatever, and must be guaranteed by a bank or registered securities dealer.

================================================================================

                        IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer to
                                                                        --------

--------------------------------------------------------------------------------

Please insert Social Security
or Taxpayer I.D. Number
                                ----------------------------

FOR STOCKS, COMPLETE THIS PORTION: ______________ share(s) of the ______________ stock of ________________________________________________ represented by
Certificate No. ________________, standing in the name of the undersigned on the books of said Company.

FOR BONDS, COMPLETE THIS PORTION: ________________ bond(s) of __________________
______________________________ in the principal amount of $________________,
No. ________________, standing in the name of the undersigned on the books of said Company.

The undersigned hereby irrevocably constitute and appoint ______________________ ________________ attorney to transfer the said stock or bond, as the case may be, on the books of said Company, with full power of substitution in the premises.

Dated
      ------------------------------
SIGNATURE(S) GUARANTEED BY:

                                         Signature /s/
                                                   -----------------------------
                                                    IMPORTANT - READ CAREFULLY

The signature(s) must correspond with the name(s) as written upon the face of the certificate or bond in every particular without alteration or enlargement or any change whatever, and must be guaranteed by a bank or registered securities dealer.

================================================================================